UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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Zivo Bioscience, Inc.
(Name of Registrant as Specified In Its Charter)
______________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

Zivo Bioscience, Inc.

To be held November 8, 2017

TO THE SHAREHOLDERS OF

Zivo Bioscience, Inc.:

Notice is hereby given that the Annual Meeting (the “Annual Meeting” or “Meeting”) of shareholders of Zivo Bioscience, Inc. (“ZIVO” or the “Company”) will be held at The Westin Detroit Metropolitan Airport Hotel, 2501 Worldgateway Place, Detroit, MI 48242, on Wednesday, November 8, 2017 at 10:00 a.m. local time for the following purposes:

1.To elect five (5) members of the board of directors, each to serve until the Annual Meeting of shareholders in 2018 and until his or her respective successor is elected and qualified;

2.Approval and adoption of an amendment to our Articles of Incorporation, as amended (our "Articles") to increase the number of authorized shares of common stock from 450,000,000 shares to 700,000,000 shares;

3.To approve (on and advisory basis) the compensation of our named executive officers; and

4.To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 22, 2017 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only holders of common stock of record at the close of business on September 22, 2017 will be entitled to notice of, and to vote at, the Meeting or at any adjournment or adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 8, 2017:

The Proxy Statement, the ZIVO Annual Report for the fiscal year ended December 31, 2016 and the Proxy Card are available at www.shareholdermaterial.com/ZIVO.

Zivo Bioscience, Inc.

2804 Orchard Lake Rd, Suite 202

Keego Harbor, MI 48320

(248) 452-9866

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 8, 2017

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished to you as a holder of outstanding shares of Zivo Bioscience, Inc. common stock, par value $.001 per share, in connection with the solicitation of proxies by the Board of Directors of the Company, for use at the Annual Meeting of Shareholders to be held at The Westin Detroit Metropolitan Airport Hotel, 2501 Worldgateway Place, Detroit (Romulus), MI 48242 on November 8, 2017 at 10:00 a.m. local time. Accompanying this Proxy Statement is the Board of Directors’ Proxy for the Annual Meeting which you may use to indicate your vote as to the proposals described in this Proxy Statement. Our Annual Report on Form 10-K for the year ended December 31, 2016 also accompanies this Proxy Statement, but does not constitute part of these proxy soliciting materials. We anticipate that this Proxy Statement and the accompanying proxy will be mailed to our shareholders on or about October 2, 2017.

Voting of Shares by Proxy

Shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted. Proxies may be revoked by (1) filing with our Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a date later than the date of such proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). If your shares are held in “street name,” that is, you hold your shares in an account with a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent to Zivo Bioscience, Inc., 2804 Orchard Lake Rd, Suite 202, Keego Harbor, MI 48320, attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

Record Date

The close of business on September 22, 2017 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of September 22, 2017, we had outstanding [140,391,775] shares of common stock, par value $.001 per share. A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

Quorum and Votes Required

The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. Votes withheld from a nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Directors will be elected by a plurality of the votes cast by shareholders entitled to vote at the annual meeting. The proposal to approve the increase in the number of authorized shares of common stock in our Articles requires the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote at the meeting. The proposal to approve, on an advisory basis, the compensation of our executive officers requires the affirmative vote of the majority of the votes cast at the meeting.

An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to shareholders is tabulated separately. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of determining whether there is a quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the Annual Meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposal to elect directors.

The persons named as the proxy, Philip M. Rice II and Andrew D. Dahl, were selected by the Board of Directors and are executive officers. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee’s name in the space provided on the proxy.

All proxies will be voted in accordance with the shareholders’ instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying notice of Annual Meeting of shareholders.

By order of the Board of Directors

Zivo Bioscience, Inc.

/s/ Philip M. Rice II

Philip M. Rice II

Chief Financial Officer

October 2, 2017

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ZIVO HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

TABLE OF CONTENTS

DESCRIPTION	PAGE

Questions and Answers	1
General Information	2
Proposal No. 1 – Election of Directors	3
Information with Respect to the Board of Directors	4
Management	7
Executive Compensation	8
Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters	12
Certain Relationships and Related Transactions	13

Proposal No. 2 – Approval and adoption of an amendment to our Articles of Incorporation, as amended

(our "Articles") to increase the number of authorized shares of common stock from 450,000,000 shares to 700,000,000 shares

Proposal No. 3 – Advisory Vote on Named Executive Officer Compensation

Other Matters

14 15 16
Financial Matters and Form 10-K Report	16
Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held On November 8, 2017	17

QUESTIONS AND ANSWERS

Q: What may I vote on?

A.You may vote on the following proposals:

1.ELECTION OF DIRECTORS

There are five (5) nominees for election to the Company’s Board of Directors this year (each to serve until the annual meeting of shareholders in 2018 and until their respective successors are duly elected and qualified).

Your Board unanimously recommends a vote FOR the nominees.

2.INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 450,000,000 SHARES TO 700,000,000 SHARES

The proposal is to amend the Company’s Articles of Incorporation, as amended (our "Articles") to increase the number of authorized shares of common stock from 450,000,000 shares to 700,000,000 shares. Approval of this proposal will require the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote at the meeting.

Your Board unanimously recommends that shareholders vote FOR the proposal to amend the Company’s Articles increase the number of authorized shares of common stock from 450,000,000 shares to 700,000,000 shares.

3.ADVISORY VOTE ON COMPENSATION

We are requesting that shareholders approve, on an advisory basis, the compensation of our named executive officers.

Your Board unanimously recommends a vote FOR the approval of the compensation of our named executive officers.

Q: Who is entitled to vote?

A: Shareholders of record as of the close of business September 22, 2017 are entitled to vote at the Annual Meeting.

Q: How do I vote?

A: You may vote either in person or by proxy. If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each nominee, FOR the increase to the number of authorized shares in our Articles, and FOR the approval of the compensation of our named executive officers.

Q: How does discretionary authority apply?

A: If you sign your proxy card, but do not make any selections, you give authority to Philip M. Rice II, Chief Financial Officer and Andrew D. Dahl, Chief Executive Officer, to vote in their discretion on the proposal and any other matter that may properly come before the meeting.

Q: What does it mean if I get more than one proxy card?

A: If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible).

You can accomplish this by contacting our transfer agent, Interwest Transfer Company, Inc. at (801) 272-9294.

Q: How many shares can vote?

A: As of the close of business on the record date, September 22, 2017, there were [140,391,775] shares of common stock issued and outstanding. Every holder of common stock as of the close of business on September 22, 2017, the record date, is entitled to one vote for each share held.

Q: What is a “quorum?”

A: The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, whether in person or by proxy, constitutes a “quorum” at the Annual Meeting. There must be a quorum for the Meeting to be held.

Q: Who can attend the Annual Meeting?

A: All shareholders that held shares of ZIVO on September 22, 2017, the record date, are entitled to attend.

Q: How will voting on any other business be conducted?

A: Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Philip M. Rice II, Chief Financial Officer and Andrew D. Dahl, Chief Executive Officer, to vote on such matters at their discretion.

Q: Can a shareholder nominate someone to be a director of ZIVO?

A: Our bylaws do provide a procedure for shareholders to nominate directors. Nominations for the election of directors may be made by the board of directors or by any shareholder entitled to vote for the election of directors. Subject to compliance with applicable United States Securities Laws and the Rules and Regulations of the Securities and Exchange Commission (“SEC”), nominations by shareholders may be made by notice in writing to the secretary of the corporation not less than 14 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than 21 written days’ notice of the meeting is given to shareholders, such notice of nomination by a shareholder shall be given to the secretary of the corporation not later than the close of the fifth day following the day on which notice of the meeting was mailed to shareholders.

The Board of Directors does not currently have a standing nominating committee. The Board of Directors, in selecting individuals to be nominated for election to the Board of Directors, would consider, among other things, the following qualifications in nominating an individual: diversity in background, age, experience, qualifications, attributes and skills, independence, integrity, business experience and acumen, education, accounting and financial expertise, reputation, civic and community relationships and industry knowledge and relationships. In nominating an existing director for re-election to the Board of Directors, the of the Board will consider and review an existing director’s Board attendance, performance and length of service.

Q: Who is soliciting proxies?

A. The enclosed proxy is being solicited by the Board of Directors of ZIVO on behalf of ZIVO. The cost of the solicitation shall be borne by the Company. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mail; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred in the performance of that task.

Q: How can I access the Company’s proxy materials and annual report on Form 10-K?

A: The “Investors” section of the Company’s website, http://www.zivobioscience.com, provides access, free of charge, to SEC reports as soon as reasonably practicable after the Company electronically files such reports with, or furnishes such reports to, the SEC, including proxy materials, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports. In addition, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 will be sent to any shareholder, without charge, upon written request sent to the Company, addressed to Philip Rice, CFO, Zivo Bioscience, Inc., 2804 Orchard Lake Rd, Suite 202, Keego Harbor, MI 48320. Alternatively, a beneficial owner may access the Company’s Annual Report on Form 10-K and the proxy statement on the Company’s internet website at: www.shareholdermaterial.com/ZIVO.

The references to the website addresses of the Company in this proxy statement are not intended to function as a hyperlink and, except as specified herein, the information contained on such websites are not part of this proxy statement.

GENERAL INFORMATION

Zivo Bioscience, Inc., a Nevada corporation, is a health and wellness company engaged in the development of natural products derived from algae cultures for use as dietary supplements and food ingredients as well developing, manufacturing, marketing, and selling tests that the Company believes will allow people to optimize their health and identify future health risks. Our principal offices are located at 2804 Orchard Lake Rd, Suite 202, Keego Harbor, MI 48320, and our telephone number is (248) 452-9866.

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

Introduction

Philip M. Rice II (Chief Financial Officer), Christopher D. Maggiore, Nola E. Masterson, John B. Payne and Robert O. Rondeau Jr., each existing Directors, have been nominated to be elected as members of the Board of Directors at the Annual Meeting. Each of the nominees, if elected, will serve as a Director until the next annual meeting of shareholders in 2018 and until his or her successor has been elected and qualified. All directors are elected annually and serve a one-year term until the next annual meeting. Each of the nominees has consented to serve as a director if elected; however, if any nominee is unable or declines to serve, which we do not expect to happen, proxy holders may vote the proxies in accordance with their best judgment for another qualified nominee. If any of the nominees becomes unavailable to stand for re-election at the Annual Meeting, the Board of Directors may designate a substitute and proxies not withholding votes for the original nominee will be cast for the substitute. Proxies may not be voted for a greater number of persons to the Board of Directors than the number of nominees named herein.

Nominees

Christopher D. Maggiore

Age: 51

Director since 2013

Mr. Maggiore was appointed in August, 2013 to serve as a director of the Company. Mr. Maggiore is a successful entrepreneur and has been involved in real estate development, building and management of businesses for over 25 years. He currently owns and manages a portfolio of businesses and investments. Mr. Maggiore provides the Board of Directors with experiences as a successful entrepreneur and builder of business organizations.

Nola E. Masterson

Age: 68

Director since 2014

Ms. Masterson was appointed in September 2014 to serve as a director of the Company. Since 1982, she has been the chief executive officer of Science Futures, Inc., an investment and advisory firm. Ms. Masterson is currently Managing Member and General Partner of Science Futures LLC, I and II, which are venture capital funds invested in life science funds and companies. Ms. Masterson was a Venture Partner in TVM Capital, a large Global venture firm. She is a Member of the Board of Repros Therapeutics Inc. and serves on the audit committee, nominating committee and the compensation committee at that company. She is an Adjunct Professor in the Management School of the University of San Francisco. Ms. Masterson was a biotechnology analyst on Wall Street, working with Drexel Burnham Lambert and Merrill Lynch, and is a co-founder and was CEO of Sequenom, Inc., a genetic analysis company located in San Diego, California and Hamburg, Germany. Ms. Masterson is the Chair Emeritus of the California Life Science Association Institute, a 501(c)(3) organization, which promotes science education, workforce development and best practices as well as entrepreneurs in the bioeconomy. Ms. Masterson began her business career at Ames Company, a division of Bayer, and spent eight years at Millipore Corporation in sales and sales management and as Vice President of the Biotechnology Division. She received her Master’s degree in Biological Sciences from George Washington University, and continued Ph.D. work at the University of Florida. Ms. Masterson provides us with the benefit of her extensive experience as an entrepreneur and an analyst on Wall Street, as well as her 40 years of investment advisory expertise and experiences in the life sciences industry.

John B. Payne

Age: 69

Director since 2013

Mr. Payne was appointed to serve as a director of the Company in July, 2013. He is currently President and CEO of Veterinary Specialists of North America, LLC, which owns and operates specialty and general practice veterinary hospitals in Arizona, Colorado, Connecticut, New Jersey, New York, Pennsylvania, Texas and Virginia. He also is the founder of Pet Health Innovations, LLC, an animal health consulting firm, having served as CEO since January, 2012. Mr. Payne is the chairman of the board at American Humane Association, and he serves as a director of Nerved Bio pharma plc. Mr. Payne previously served as the President and CEO of Benfield Pet Hospitals from 2005 to 2012, the nation’s largest private veterinary practice with more than 800 full-service hospitals, operating in the United States. In addition, he served as a member of the Mars Global Pet Care leadership team based in Brussels, from 2006 to 2012, representing over $11 billion in the pet industry segment. Prior to Benfield and Mars, Mr. Payne served as President of Bayer Healthcare’s North American Animal Health Division from 2000 to 2005, part of the $33 billion diversified international conglomerate. Mr. Payne provides the Board with valuable insight and experience in the animal care and pharmaceutical fields.

Philip M. Rice II

Age: 62

Director since 2012

Mr. Rice was appointed Chief Financial Officer in November, 2011. In January, 2012 Mr. Rice was appointed to the Board of Directors. Mr. Rice is a Member of the Board of Coherix, Inc. In 2001, Mr. Rice founded Legacy Results, LLC (now Legacy Results Inc.), a management consulting firm providing a wide range of consulting services, including strategic planning, business plan development, turnaround management, financial management, and mergers and acquisitions, and has served as its Managing Partner since that date. From December, 2007 through March, 2008, Mr. Rice served as chairman of the board of IMX Solutions, Inc., a technology company providing secure internet transactions, including private data transactions. Mr. Rice practiced as a CPA and worked for Deloitte & Touche LLP for thirteen years before founding Legacy Results. Mr. Rice’s experience in financial management and business planning and development bring great value to the Board of Directors.

Robert O. Rondeau, Jr.

Age: 52

Director since 2016

Mr. Rondeau is the chief executive officer of PRZ, LLC, a financing company focused on used car floor plan financing, retail financing and leasing, a position he has held since 2013. Mr. Rondeau is also the chief executive officer of Bran Financial, a credit card processing company, a position he has held since 2010. Prior to that, Mr. Rondeau was an executive director of Flagstar Bank, focusing on commercial, consumer and warehouse lending from 2004 through 2009. Mr. Rondeau received a Bachelor of Arts degree from Northwestern University and an Executive M.B.A. from Michigan State University. Mr. Rondeau’s extensive business and financial experience, as well as his background in executive management, led the Board of Directors to nominate Mr. Rondeau for re-election.

Votes Required to Elect Directors; Board Recommendation

Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF CHRISTOPHER D. MAGGIORE, NOLA E. MASTERSON, JOHN B. PAYNE, PHILIP M. RICE II AND ROBERT O. RONDEAU, JR. AS DIRECTORS OF THE COMPANY.

INFORMATION WITH RESPECT TO THE BOARD OF DIRECTORS

The following is a brief description of the structure and certain functions of our Board of Directors (the “Board of Directors” or “Board”). Each of the current directors is serving until his or her respective successor is duly elected and qualified, subject to earlier resignation. The Board currently consists of five directors, one of whom is an employee director, each of whom have been nominated for election as directors at this Annual Meeting. The Board of Directors has determined that each director, other than Mr. Rice, is independent. Under the rules of NASDAQ, a director will only qualify as an "independent director" if, in the opinion of that company's board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Each director was nominated based on his or her knowledge of the Company, his or her skills, expertise and willingness to serve as a director. The Board usually meets in scheduled meetings either in person or via conference telephone call. The Board of Directors held seven (7) meetings during the fiscal year ended December 31, 2016. Each of the directors attended at least 75% of the scheduled meetings of the Board of Directors during the period when he or she was a director in 2016. Members of the Board of Directors are strongly encouraged to attend the Company’s annual meeting of shareholders in person. If attendance in person is not possible, members of the Board of Directors are strongly encouraged to attend the Company’s annual meeting of shareholders via telephone or similar communication equipment. Each of the current directors attended the annual meeting of shareholders in 2016.

Structure and Operation of the Board

We do not have standing audit, compensation or nominating committees of our Board. However, the full Board performs all of the functions of a standing audit committee, compensation committee and nominating committee. The following is a brief description of these functions of the Board:

Nomination of Directors

The Board of Directors does not currently have a standing nominating committee. The full Board of Directors currently has the responsibility of selecting individuals to be nominated for election to the Board of Directors. Board candidates are typically identified by existing directors or members of management. The Board of Directors will consider director candidates recommended by shareholders. Any such candidates will be evaluated on the same basis as other candidates being evaluated by the Board. Information with respect to such candidates should be sent to Zivo Bioscience, Inc., 2804 Orchard Lake Road, Suite 202, Keego Harbor, Michigan 48320, Attention: Secretary. The Board considers the needs for the Board of Directors as a whole when identifying and evaluating nominees and, among other things, considers diversity in background, age, experience, qualifications, attributes and skills in identifying nominees, although it does not have a formal policy regarding the consideration of diversity. For information concerning the procedures to be followed by security holders in nominating candidates, please refer to the information under the caption “Management – Procedures for Shareholders to Nominate Directors.” Each current director nominee was recommended by the Board of Directors as a whole.

Audit Committee Related Function

We do not have a standing audit committee, and thus we do not have an audit committee charter. The Board does not believe that the Company is in a position to attract non-management directors who could be made members of a separate audit committee. The Board of Directors reviews with management and the Company’s independent public accountants the Company’s financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent accountants upon the financial condition of the Company and its accounting controls and procedures and such other matters as the Board deems appropriate. During fiscal year 2016, the Board met one time with respect to audit committee related matters. Because the Company’s common stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange regarding audit committee related matters.

The Board currently consists of five Directors: Mr. Christopher D. Maggiore, Ms. Nola E. Masterson, Mr. John B. Payne, Mr. Philip M. Rice II, and Mr. Robert O. Rondeau. Jr. The Board has determined that Mr. Rice qualifies as an “Audit Committee Financial Expert” as that term is defined in rules promulgated by the SEC. The audit related functions of the Board include:

• Selecting our independent auditors;

• Reviewing the results and scope of the audit and other services provided by our independent auditors; and

• Reviewing and evaluating our audit and control functions.

Mr. Rice acts as the Chairman of our Board of Directors.

Report of Board on Audit Related Matters

In discharging its responsibility for oversight of the audit process, the Board obtained from the Company’s independent auditors, Wolinetz, Lafazan and Company, P.C., a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” In addition, the Board discussed with the auditors any relationships that might impact the auditors’ objectivity and independence. The Board is satisfied as to the auditors’ independence.

The Board of Directors of the Company reported the following:

1.The Board has reviewed and discussed the audited financial statements as of, and for, the fiscal year ended December 31, 2016, with management and the independent auditors. Management has the responsibility for preparation of the Company’s financial statements and the independent auditors have the responsibility for auditing those statements;

2.The Board has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended and as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T;

3.The Board has received the written disclosures and the letter from the independent auditors required by the PCAOB and has discussed with the independent auditors the independent auditors’ independence; and

4.Based on the review and discussion referred to in paragraphs (1) through (3) above, the Board approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Members of the Board:

Christopher D. Maggiore

Nola E. Masterson

John B. Payne

Philip M. Rice II

Robert O. Rondeau. Jr.

Audit Services and Fees

Wolinetz, Lafazan and Company, P.C., acting as our independent accountants, has reported on our December 31, 2016 financial statements in our 2016 Annual Report, which was filed with the SEC on Form 10-K on March 31, 2017, and has served as our independent auditors for eleven years. No representative of Wolinetz, Lafazan and Company, P.C. will be present at the Annual Meeting.

It is the Board’s policy and practice to review and approve in advance all services, audit and non-audit, to be rendered by the Company’s independent auditors. The Board does not delegate this responsibility to Company management.

Fees billed by Wolinetz, Lafazan and Company, P.C. for 2016 and 2015, all which were approved by the Board in accordance with its established policies and procedures, were as follows:

	2016	2015
Audit Fees	$76,000	$79,000
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--

	$76,000	$79,000

The Company’s independent auditors do not generally provide tax compliance, tax advice and tax planning services to the Company.

Risk Oversight

The Board of Directors oversees the Company’s risk management primarily through the following:

•review and approval of an annual business plan;

•review of a summary of risks and opportunities at meetings of the Board of Directors;

•review of business developments, business plan implementation and financial results;

•oversight of internal controls over financial reporting; and

•review of employee compensation and its relationship to our business plans.

Compensation Committee Related Function

The Board of Directors does not currently have a standing compensation committee, and thus we do not have a compensation committee charter. The Board does not believe that the Company is in a position to attract non-management directors who could be made members of a separate compensation committee. The full Board of Directors currently has the responsibility for reviewing and establishing compensation for executive officers and making policy decisions concerning salaries and incentive compensation for executive officers of the Company.

The Company’s executive compensation program is administered by the Board, which determines the compensation of the Chief Executive Officer and Chief Financial Officer of the Company. In reviewing the compensation of the individual executive officers (other than the Chief Executive Officer), the Board considers the recommendations of the Chief Executive Officer, published compensation surveys and current market conditions.

Communication with Shareholders

We have established a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors of ZIVO can send an email to achunovich@zivobioscience.com or write or telephone Angela Chunovich at the Company’s corporate offices:

Angela Chunovich

Zivo Bioscience, Inc.

2804 Orchard Lake Rd, Suite 202

Keego Harbor, MI 48320

Telephone (248) 452-9866

All such communication must state the type and amount of Company securities held by the shareholder and must clearly state that the communication is intended to be shared with the Board of Directors. Ms. Chunovich will forward all such communications to the members of the Board.

Code of Ethics

ZIVO has adopted a code of ethics that applies to the Principal Executive Officer and Principal Financial Officer, or those performing similar functions. A copy of the code of ethics will be sent to any shareholder, without charge, upon written request sent to the Company’s CFO, Philip M. Rice II, Zivo Bioscience, Inc., 2804 Orchard Lake Rd, Suite 202, Keego Harbor, MI 48320.

MANAGEMENT

Directors and Executive Officers

The following table sets forth the name, age and position of each of our executive officers and directors:

Name	Age	Positions	Since
Andrew D. Dahl	63	President / Chief Executive Officer	2011
Philip M. Rice II	62	Chief Financial Officer / Director	2011/12
Christopher D. Maggiore	51	Director	2013
Nola E. Masterson John B. Payne	69 69	Director Director	2014 2013
Robert O. Rondeau. Jr.	52	Director	2016

Andrew D. Dahl

Mr. Dahl was appointed President / Chief Executive Officer on December 16, 2011. Mr. Dahl is managing member and principal consultant at Great Northern & Reserve Partners, a management consulting firm he founded in 2005 that provides marketing and business consulting services to bio-tech, bio-medical and information technology companies. Previously, Mr. Dahl served as President of Dawber & Company, formerly one of the oldest and largest independent marketing & consulting firms in the Midwest, with an extensive Fortune 500 client roster that included GM, Ford, AT&T, Compuware and Xerox, among others. Dahl was employed by Dawber & Company for nearly 20 years until its partners dissolved the firm in 2005. He attended the College for Creative Studies and Wayne State University. Mr. Dahl holds three US patents for interactive multimedia and is a named inventor in three recent biomedical patent applications.

Information with respect to Mr. Maggiore, Ms. Masterson, Mr. Payne, Mr. Rice and Mr. Rondeau is contained herein, beginning on page 3 of this proxy statement.

Each of the officers will serve as such until his respective successor is appointed and qualified, or until his earlier resignation or removal. All directors hold their positions for one year or until their successors are elected and qualified, subject to their earlier resignation or removal.

Family Relationships

There are no familial relationships between any of our officers and directors.

Audit Committee Financial Expert

We do not have an audit committee financial expert, because we do not have an audit committee; however, Mr. Rice qualifies as an “Audit Committee Financial Expert” as that term is defined in rules promulgated by the SEC.

Procedures for Shareholders to Nominate Directors

Our bylaws provide a procedure for shareholders to nominate directors. Nominations for the election of directors may be made by the board of directors or by any shareholder entitled to vote for the election of directors. Subject to compliance with applicable United States Securities Laws and the Rules and Regulations of the SEC, nominations by shareholders may be made by notice in writing to the secretary of the corporation not less than 14 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than 21 written days’ notice of the meeting is given to shareholders, such notice of nomination by a shareholder shall be given to the secretary of the corporation not later than the close of the fifth day following the day on which notice of the meeting was mailed to shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers, as well as persons beneficially owning more than 10% of the Company’s outstanding Common Stock, to file reports of ownership and changes in ownership with the SEC within specified time periods. Such officers, directors and shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of Forms 3, 4 and 5 received by us with respect to the year ended December 31, 2016 and other information known to us, we believe that none of our reporting persons have failed to file required reports and/or made late filings during the most recent year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid to our Chief Executive Officer and Chief Financial Officer (referred to herein as our “named executive officers”) during or with respect to fiscal 2016 and 2015 for services rendered to us in all capacities.

			Option	All Other
Name and		Salary	Awards	Compensation	Total
Principal Position	Year	($)	($)(1)	($)	($)

Andrew D. Dahl	2016	240,000	─	─	240,000
Chief Executive Officer	2015	240,000	─		240,000

Philip M. Rice II	2016	204,000	27,425 (2)	10,000(3)	241,425
Chief Financial Officer and Director	2015	204,000	41,390 (4)	10,000(3)	255,390

(1) The amounts reported reflect the grant date fair value (excluding the effect of estimated forfeitures). The grant date fair value of each warrant is calculated using the Black Scholes option-pricing model computed in accordance with FASB ASC Topic 718 and does not correspond to the actual amount that will be realized upon exercise by the named executive officers. Valuation assumptions used in determining the grant date fair value of 2016 awards are included in Note 3 the Company’s the Financial Statements included with its Annual Report on Form 10-K filed with the SEC on March 31, 2017.

(2) (a) $11,825 represents the fair value of an award of compensatory warrants, pursuant to which Mr. Rice received the right to purchase 250,000 shares of common stock at an exercise price of $.05 with a term of five years for his role as Director; (b) $15,600 represents the fair value of an award of compensatory warrants, pursuant to which Mr. Rice received the right purchase 200,000 shares of common stock at an average exercise price of $.08 with a term of five years, in his position as Chief Financial Officer.

(3) Represents fees paid to Mr. Rice for his role as a Director of the Company;

(4) (a) $25,337 represents the fair value of an award of compensatory warrants, pursuant to which Mr. Rice received the right to purchase (i) 34,110 shares of common stock at an exercise price of $.09 with a term of three years and (ii) 250,000 shares of common stock at an exercise price of $.10 with a term of five years for his role as Director; (b) $16,053 represents the fair value of an award of compensatory warrants, pursuant to which Mr. Rice received the right purchase 200,000 shares of common stock at an average exercise price of $.09 with a term of five years, in his position as Chief Financial Officer.

Executive Compensation Programs.

The Company’s compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company’s compensation programs consist primarily of base salary and bonus.

Base Salary. Base salaries for executive officers are determined in the same manner as those other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual’s position in relation to similar positions in other nutraceutical companies of similar size. Individual salaries were determined this year by considering respective levels of responsibility, position and industry information.

Bonuses. We have no bonus plan; any bonuses awarded are at the discretion of the Board of Directors. The Chief Executive Officer and the Chief Financial Officer may receive equity-based compensation which compensates these individuals in the form of equity bonuses. Any awards are at the discretion of the Board of Directors.

Incentive Compensation Plan. The Company does not currently have a stock option plan or other share-based incentive plan, nor does it presently contemplate establishing such a plan.

Employment Agreements

We currently have compensation agreements with our President / Chief Executive Officer and with our Chief Financial Officer.

Mr. Dahl’s Employment Agreement:

The Company’s Chief Executive Officer, Andrew Dahl, is serving under the terms of an employment agreement dated December 16, 2011. as amended August 11, 2016 (“Dahl Employment Agreement”). Under the agreement Mr. Dahl serves as Chief Executive Officer for one year terms, subject to automatic renewal, unless either party terminates the Dahl Employment Agreement on sixty days’ notice prior to the expiration of the term of the agreement. Pursuant to the Dahl Employment Agreement, Mr. Dahl will receive an annual base salary of $240,000. In addition, Mr. Dahl is entitled to monthly bonus compensation equal to 2% of our revenue, but only to the extent that such bonus amount exceeds his base salary for the month in question. Finally, the Company granted Mr. Dahl certain compensatory warrants. See “—Special One-Time Equity Grants to Mr. Dahl” for a description of those warrants. Further, as it relates to the Company’s wholly-owned subsidiary, WellMetris, LLC (“WellMetris”), in the event the Company ceases to own a controlling interest in WellMetris for any reason whatsoever, the Company shall cause WellMetris to grant Mr. Dahl warrants to purchase a seven percent (7%) equity interest in WellMetris at the time outside funding is closed and/or at the time an event occurs whereby the Company relinquishes majority control of WellMetris. Such warrant shall be priced at the per-unit or per-share price at the time of the applicable closing or change of control with respect to WellMetris.

Mr. Rice’s Employment Arrangement:

On April 30, 2013, the Board of Directors approved the following compensation package for Philip M. Rice, Chief Financial Officer of the Company. As of April 1, 2013, Mr. Rice began receiving a monthly salary of $17,000 and a quarterly issuance of warrants to purchase 50,000 shares of common stock at the prevailing market price with a term of five (5) years, provided that the preceding quarterly and annual filings were submitted in a timely and complaint manner, at which time such warrants would vest.

Change of Control Agreements

Effective as of April 21, 2017, the Board of Directors extended to December 31, 2017 the Change in Control Agreements (the “Agreements”) with both of its executive officers. The Agreements with each of the executive officers provide that if a Change of Control (as defined in the Agreements) occurs and the participant is not offered substantially equivalent employment with the successor corporation or the participant’s employment is terminated without Cause (as defined in the Agreements) during the three month period prior to the Change of Control or the 24 month period following the Change of Control, then 100% of such participant’s unvested options will be fully vested and the restrictions on his restricted shares will lapse. The Agreements also provide for severance payments of 500% of base salary and target bonus in such event. The Agreements terminate on December 31, 2017, with the provision that if a Change of Control occurs prior to the termination date, the obligations of the Agreements will remain in effect until they are satisfied or have expired.

Special One-Time Equity Grants to Mr. Dahl

As noted above under the section entitled “Employment Agreements – Mr. Dahl’s Employment Agreement” in connection with Mr. Dahl’s Employment Agreement, the Company granted Mr. Dahl certain compensatory warrants. Each warrant was granted with an exercise price of $.25 per share and a term of ten years and is exercisable as follows: (1) warrants to purchase 500,000 shares exercisable upon identification of bio-active agents in our product and filing of a patent with respect thereto; (2) warrants to purchase 500,000 shares exercisable upon the Company entering into a business contract under which we receive at least $500,000 in cash payments; (3) warrants to purchase 1,000,000 shares exercisable upon the Company entering into a co-development agreement with a research company to develop medicinal or pharmaceutical applications (where the partner provides at least $2 million in cash or in-kind outlays); (4) warrants to purchase 1,000,000 shares exercisable upon the Company entering into a co-development agreement for nutraceutical or dietary supplement applications (where the partner provides at least $2 million in cash or in-kind outlays); (5) warrants to purchase 1,000,000 shares exercisable upon the Company entering into a pharmaceutical development agreement; and (6) warrants to purchase 1,000,000 shares if the Company terminates Mr. Dahl without cause on or before December 16, 2012 (Mr. Dahl remained employed by the Company through December 16, 2012 so these warrants were forfeited as of that date). All of the warrants will be immediately forfeited if Mr. Dahl is terminated by the Company for cause and will be fully vested upon a Company Sale (as such term is defined in Mr. Dahl’s Change in Control Agreement).

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the outstanding equity awards held by our Named Executive Officers as of December 31, 2016.

	Option Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date
Andrew D. Dahl	08/14/2012			500,000(1)	0.25	08/14/2022
	08/14/2012			500,000(1)	0.25	08/14/2022
	08/14/2012			1,000,000(1)	0.25	08/14/2022
	08/14/2012			1,000,000(1)	0.25	08/14/2022
	08/14/2012			1,000,000(1)	0.25	08/14/2022
Philip M. Rice II	11/14/2016	50,000			0.05	11/14/2021
	09/10/2016	250,000			0.07	09/10/2021
	08/12/2016	50,000			0.08	08/12/2021
	05/13/2016	50,000			0.08	05/13/2021
	03/29/2016	50,000			0.08	03/29/2021
	11/13/2015	50,000			0.08	11/13/2020
	09/10/2015	250,000			0.10	09/10/2020
	08/13/2015	50,000			0.11	08/13/2020
	05/13/2015	50,000			0.08	05/13/2020
	04/06/2015	50,000			0.09	04/06/2020
	11/14/2014	50,000			0.09	11/18/2019
	08/14/2014	50,000			0.19	08/14/2019
	05/14/2014	50,000			0.19	05/14/2019
	03/31/2014	50,000			0.19	03/31/2019
	01/04/2014	50,000			0.38	01/04/2017
	11/18/2013	50,000			0.25	11/18/2018
	08/10/2013	50,000			0.25	08/10/2018
	04/30/2013	557,000			0.25	04/30/2018
	04/01/2013	50,000			0.25	04/01/2018

(1) Represents compensatory warrants granted pursuant to the terms ofthe Dahl Employment Agreement, which shall become exercisable upon the occurrence of a specific event. See “─Special One-Time Equity Grants to Mr. Dahl” for a description of these warrants.

Compensation of Directors

Our directors received warrants to purchase our common stock and cash in exchange for board service during 2015 and 2016. Information relating to the specific fees that Mr. Rice received in connection with his role as Director is included in our Summary Compensation Table. Otherwise, our directors do not receive any additional compensation for serving on our board. Mr. Maggiore, at his request, received no cash compensation for serving as a member of the Board of Directors.

The following table summarizes the compensation paid to our other Directors in 2016:

	Fees Earned	Option Awards	Total
Name	or Paid in Cash	($)(1) (2)	($)

Nola E. Masterson	$10,000	$11,825	$21,825
Christopher D. Maggiore	-0-	11,825	11,825
John B. Payne	10,000	11,825	21,825
Robert O. Rondeau. Jr.	10,000	11,825	21,825

(1) The amounts reported reflect the grant date fair value (excluding the effect of estimated forfeitures). The grant date fair value of each warrant is calculated using the Black Scholes option-pricing model computed in accordance with FASB ASC Topic 718 and do not correspond to the actual amount that will be realized upon exercise by the named Directors. Valuation assumptions used in determining the grant date fair value of 2016 awards are included in Note 3 the Company’s the Financial Statements included with its Form 10-K filed with the SEC on March 31, 2017.

(2) Represents a warrant to purchase 250,000 shares of common stock at an exercise price of $.05 with a term of five years.

In 2017, Messrs. Rice, Payne, Rondeau and Ms. Masterson will receive $10,000 for each annual term served, paid quarterly, and each will receive a warrant to purchase 500,000 shares of common stock at an exercise price at current market with a term of five (5) years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding each person who is known to us to beneficially own more than 5% of our issued and outstanding shares of common stock, and the number of shares of our common stock beneficially owned by each of our directors and named executive officers, and all officers and directors as a group. All percentages are based on [140,391,775] shares issued and outstanding as of September 22, 2017, and where applicable, beneficial ownership includes shares which the beneficial owner has the right to acquire within sixty days.

Security Ownership of Certain Beneficial Owners:

Name and Address	Number of Shares Beneficially Owned (1)	% of Class

HEP Investments 2804 Orchard Lake Rd. Suite 205 Keego Harbor, MI 48320	210,566,723 (2)	60.01%

Strome Mezzanine Fund, LP 100 Wilshire Boulevard, Suite 1750, Santa Monica, CA 90401 Christopher D. Maggiore (1) 4788 Nobles Pond Dr. NW Canton, OH 44718	40,750,000 (3) 33,030,854 (4)	22.6% 21.7%

Security Ownership of Management:

Name and Address	Number of Shares Beneficially Owned (1)	% of Class

Mr. Christopher D. Maggiore	33,030,854 (4)(5)(6)	21.7%
Mr. Andrew D. Dahl	685,925	*
Mr. Philip Rice	1,991,110 (7)	1.4%
Mr. Robert O. Rondeau. Jr.	380,000 (8)	*
Mr. John B. Payne	557,260 (9)	*
Nola E. Masterson	549,041 (10)	*
All Directors and Officers as a Group (6 persons)	37,194,190 (11)	23.9%

* Less than 1%

(1) “Beneficially” owned shares, as defined by the SEC, are those shares as to which a person has voting or investment power, or both, and which the beneficial owner has the right to acquire within sixty days. “Beneficial” ownership does not necessarily mean that the named person is entitled to receive the dividends on, or the proceeds from the sale of, the shares.

(2) Pursuant to a Schedule 13D/A filed with the SEC on September 20, 2017, HEP Investments LLC has sole power to vote 0 shares, sole power to dispose 0 shares, shared power to vote 210,566,723 shares and shared power to dispose 210,566,723 shares.

(3) Pursuant to a Schedule 13G/A filed with the SEC on July 31, 2017, Strome Mezzanine Fund, LP has sole power to vote 0 shares, sole power to dispose 0 shares, shared power to vote 40,750,000 shares and shared power to dispose 40,750,000 shares.

(4) Pursuant to a Schedule 13G/A filed with the SEC on September 13, 2017, Christopher D. Maggiore has sole power to vote 24,444,232 shares, sole power to dispose 24,444,232 shares, shared power to vote 7,586,622 shares and shared power to dispose 7,586,622 shares.

(5) Includes warrants to purchase 1,200,000 shares of common stock and 10,431,401 shares convertible from convertible debt and related accrued interest.

(6) Includes 7,586,622 beneficial shares held in the estate of the Robert S. McLain Estate of which Mr. Maggiore is the controlling trustee.

(7) Includes warrants to purchase 1,991,110 shares of common stock.

(8) Includes warrants to purchase 375,000 shares of common stock.

(9) Includes warrants to purchase 507,260 shares of common stock.

(10) Includes warrants to purchase 549,041 shares of common stock.

(11) Includes warrants to purchase a total of 4,622,412 shares of common stock and 10,431,401 shares convertible from convertible debt and related accrued interest.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In general, it is our policy to submit all proposed related party transactions (those that may require disclosure under Regulation S-K, Item 404) to the Board of Directors for approval. The Board of Directors only approves those transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party. If a director has any interest in a related party transaction presented to the Board of Directors for approval, such director will abstain from the vote to approve or not approve the transaction. Examples of related party transactions covered by our policy are transactions in which any of the following individuals has or will have a direct or indirect material interest: any of our directors or executive officers, any person who is known to us to be the beneficial owner of more than five percent of our common stock, and any immediate family member of one of our directors or executive officers or person known to us to be the beneficial owner of more than five percent of our common stock. Transactions that involve any salaried employees generally are not covered by our approval policy. Our policy also requires that all related party transactions be disclosed in our filings with the SEC to the extent required by the SEC’s rules.

PROPOSAL 2: APPROVAL AND ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION, AS AMENDED (OUR "ARTICLES") TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 450,000,000 SHARES TO 700,000,000 SHARES

Background

We are asking our shareholders to approve the proposed amendment to our Articles of Incorporation, as amended (“Articles”) to increase the authorized number of shares of our common stock from 450,000,000 to 700,000,000. The Board believes that it is in the best interests of the Company and all of its shareholders to amend our Articles to increase the authorized shares of common stock. If the shareholders approve this proposal, Article 4 of our Amended and Restated Articles of Incorporation would be changed to provide as set forth below:

“The total authorized capital stock of the corporation is 700,000,000 shares of Common Stock, with a par value of $0.001. All stock when issued shall be deemed fully paid and nonassessable. No cumulative voting, on any matter to which Shareholders shall be entitled to vote, shall be allowed for any purpose.

The authorized stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall, from time to time, determine. Shareholders shall not have preemptive rights to acquire unissued shares of stock of the Corporation.”

The Board believes the current level of authorized common stock constrains the Company’s ability to conduct business in a manner intended to support growth and to enhance shareholder value. The Board considers the proposed increase in the number of authorized shares of common stock desirable because it would give the Company the necessary flexibility to issue common stock for capital raising purposes, and to issue common stock upon the exercise of warrants outstanding and upon the exercise of warrants that may be granted in the future in connection with capital raising transactions or otherwise. Furthermore, an increase in the number of authorized common stock gives the Company the ability to acquire other businesses in exchange for shares of common stock. The Company has no current plans or understandings with respect to the acquisition of any business.

The proposed amendment to the Company’s Articles will ensure that the Company will continue to have an adequate number of authorized and unissued shares of common stock available for future use. As of September 22, 2017, there were [140,391,775] shares of the common stock outstanding and 224,227,465 shares of common stock reserved for issuance upon the exercise of outstanding warrants and the conversion of convertible debt securities and related accrued interest.

As is the case with the shares of common stock which are currently authorized but unissued, if this proposal to amend the Company’s Articles to increase the authorized number of shares of common stock is approved by the shareholders, the Board will have authority to issue additional shares of common stock from time to time without further action on the part of shareholders, except as may be required by applicable law or by the rules of any stock exchange or market on which the Company’s securities may then be listed or authorized for quotation.

Our Articles do not include any preemptive or other rights of shareholders to subscribe for any shares of common stock which may in the future be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership of common stock.

Although we do not have any specific plans, arrangements or understandings for the newly authorized but unissued shares of common stock that would be available following the increase in authorized shares, we view the issuance of common stock and warrants to purchase common stock as our principal source of operating capital until such time as we may begin to generate positive cash flow from operations.

The additional shares of common stock that we are seeking authorization for may be used for such corporate purposes as the Board may determine from time to time to be necessary or desirable. These purposes may include, without limitation: issuing shares under our incentive plans, raising capital through the sale of common stock and/or warrants to purchase common stock and acquiring other businesses in exchange for shares of common stock.

The authorization of the additional shares of common stock by this proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders, but, to the extent that the additional authorized shares are issued in the future, it will decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing shareholders and have a negative effect on the trading price of our common stock.

The increase in the number of authorized shares of common stock could have unintended effects. For example, if our Board issues additional shares in the future, such issuance could dilute the stock ownership and voting power of, or increase the cost to, a person seeking to obtain control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or other extraordinary transaction. The amendment to our Articles to increase the number of authorized shares is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to thwart such efforts.

Implementation

If the amendment is approved by our shareholders, we must file an amendment with the Nevada Secretary of State in order for the amendment to become effective. If we obtain shareholder approval of the amendment, we intend to file the amendment as soon as practicable.

Effect of Failure to Obtain Shareholder Approval

If we do not obtain shareholder approval for this proposal to amend our Articles to increase the authorized number of shares of our common stock from 450,000,000 to 700,000,000, we are not likely to have the ability to raise sufficient capital to continue to operate our business.

Vote Required

The affirmative vote of a majority of our outstanding common stock will be necessary to approve the adoption of the proposed amendment to our Articles. Broker non-votes will have the same effect as “against” votes.

The Board unanimously recommends a vote FOR the approval of the adoption of the proposed amendment to our Articles.

PROPOSAL NO. 3 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Our Board of Directors proposes that shareholders provide advisory (non-binding) approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the SEC’s rules (commonly known as a “say-on-pay” proposal). We recognize the interest our shareholders have in the compensation of our executives and we are providing this advisory proposal in recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act.

Our named executive officer compensation program is designed to attract, motivate, and retain our named executive officers, who are critical to our success, and ensure alignment of such persons with shareholders. Under this program, our named executive officers are rewarded for their service to the Company and the realization of increased shareholder value. We believe our executive officer compensation programs also are structured appropriately to support our Company and business objectives and to conserve our scarce cash resources.

Please read the section entitled “Executive Compensation” beginning on page 11, for additional details about our named executive officer compensation program.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company or our Board. We value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Board will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Vote Required

The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to approve the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the vote.

OTHER MATTERS

Shareholder Proposals

Deadline for Submission of Shareholder Proposals and Recommendations for Director

Shareholder proposals for inclusion in our proxy materials for the 2018 annual meeting of shareholders must be received by us no later than June 5, 2018. These proposals must also meet the other requirements of the rules of the SEC.

Regarding proposals that shareholders otherwise desire to introduce at our annual meeting in 2017, without inclusion in our proxy statement for that meeting, written notice of such shareholder proposals for such annual meeting must be received by our Secretary and, with respect to proposals for the nomination of directors, should be received by our Board of Directors at 2804 Orchard Lake Rd, Suite 202, Keego Harbor, MI 48320, not later than October 24, 2017 and must not have been received earlier than September 11, 2017 in order to be considered timely and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the shareholder proposing such matters. The matters proposed to be brought before the meeting also must be proper matters for shareholder action. If a shareholder who wishes to present such a proposal fails to notify us within the specified time frame, the proxies that management solicits for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the SEC.

The notice should set forth: (a) for each nominee (i) information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, and (ii) written consent of the nominee to be named in the proxy statement and to serve as director if so elected; (b) a brief description of any proposed business including (i) the text of such proposal and any accompanying resolutions, (ii) the reasons for conducting such business at the meeting, (iii) any material interest held by the proposing shareholder or any beneficial owner on whose behalf the proposal is made; and (c) proposing shareholder and/or beneficial owner information including, (i) name and address, (ii) the class and number of shares of capital stock held, (iii) a representation that they are the holder of record, are entitled to vote, and intend to appear in person or by proxy and propose such business or nomination, and (iv) a representation of intention to either deliver proxy statements to holders of the necessary percentage of shares or to solicit proxies in support of the proposal. The shareholder can alternatively satisfy the notice requirement by submitting proposals in compliance with SEC requirements and inclusion of such proposal within a proxy statement prepared by us.

Expenses of Solicitation

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our Directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or electronic mail. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some shareholders in person or by mail, telephone or telegraph following the original solicitation.

FINANCIAL MATTERS AND FORM 10-K REPORT

As noted above under “How can I access the Company’s proxy materials and annual report on Form 10-K?,” we will provide each beneficial owner of our securities with a copy of our Annual Report on Form 10-K including the financial statements and schedules thereto filed with the Securities and Exchange Commission for our most recent fiscal year, without charge upon receipt of a written request from such person. Such request should be sent to: Philip Rice, CFO, Zivo Bioscience, Inc., 2804 Orchard Lake Rd, Suite 202, Keego Harbor, MI 48320. Alternatively, a beneficial owner may access the Company’s annual report on Form 10-K on the Company’s internet website at: www.shareholdermaterial.com/ZIVO.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 8, 2017

The Proxy Statement and the ZIVO Annual Report for the fiscal year ended December 31, 2016 are available at: www.shareholdermaterial.com/ZIVO.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE

ENVELOPE PROVIDED AS SOON AS POSSIBLE

ZIVO BIOSCIENCE, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Zivo Bioscience, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 2, 2017. The undersigned hereby appoints Phillip M. Rice II, Chief Financial Officer, and Andrew D. Dahl, Chief Executive Officer, and each of them, as attorneys and proxies with full power of substitution to represent the undersigned at the Annual Meeting of shareholders of the Company to be held at Westin Detroit Metropolitan Airport Hotel, 2501 Worldgateway Place, Detroit (Romulus), MI 48242, on November 8, 2017 at 10:00 a.m., local time, and at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided. Please mark your votes as in this example: [X]

- or -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PLEASE CHECK THE BOX “WITHHOLD.”

PROPOSALS

1.	To elect the following persons to the Board of Directors to serve until the next annual meeting of shareholders in 2018 and until his/her successor is elected and qualified:

	For	Withhold		For	Withhold
Christopher D. Maggiore			Nola E. Masterson
John B. Payne			Philip M. Rice II
Robert O. Rondeau. Jr.

2. Approval and adoption of an amendment to our Articles of Incorporation, as amended to increase the number of authorized shares of common stock from 450,000,000 shares to 700,000,000 shares:

FOR	AGAINST	ABSTAIN

[Continued on Reverse]

3. Advisory approval of the named executive officer compensation.

FOR	AGAINST	ABSTAIN

Those signing as an executor, administrator, trustee, guardian, or attorney must indicate so. Attorneys must submit powers of attorney. Please sign name(s) exactly as they appear on the books of the Corporation. For joint accounts, each joint owner must sign. If the signer is a corporation or partnership the corporation’s or partnership’s signature must be by a duly-authorized officer of the corporation or partner of the partnership.

Signature(s) of Shareholder(s)	Printed name(s) of Shareholder(s)	Date

(if held jointly)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, OR RETURN IT TO ZIVO BIOSCIENCE, INC., 2804 ORCHARD LAKE RD, SUITE 202, KEEGO HARBOR, MI 48320. THIS GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.